UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2022

BIGLARI HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	001-38477	82-3784946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Parkway,	Suite 1200
San Antonio,	TX	78259
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 344-3400

17802 IH 10 West, Suite 400, San Antonio, TX 78257
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock	BH.A	New York Stock Exchange
Class B common stock	BH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
In its Current Report on Form 8-K filed on September 26, 2022 (the “Initial 8-K”), Biglari Holdings Inc. (the “Company”) reported that it had completed the purchase of 685,505 shares of Series A Preferred Stock (the “Preferred Shares”) of Abraxas Petroleum Corporation (“Abraxas”) for a purchase price of $80 million (the “Acquisition”).

As permitted by Item 9.01 of Form 8-K, this amendment is being filed to amend and supplement the Initial 8-K to include financial statements of Abraxas and pro forma financial information reflecting the effect of the Acquisition. This amendment does not otherwise update, modify, or amend the Initial 8-K and should be read in conjunction with the Initial 8-K.
Item 9.01.     Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired
The audited consolidated financial statements of Abraxas as of and for the year ended December 31, 2021 are attached as Exhibit 99.1 to this report.
The unaudited condensed consolidated financial statements of Abraxas as of and for the nine months ended September 30, 2022 are attached as Exhibit 99.2 to this report.
(b)Pro Forma Financial Information
The unaudited pro forma condensed combined statements of earnings of the Company and Abraxas for the nine months ended September 30, 2022 and for the year ended December 31, 2021 are attached as Exhibit 99.3 to this report.
(d)Exhibits

Exhibit No.	Description
23.1	Consent of ADKF, P.C.
99.1	Audited consolidated financial statements of Abraxas Petroleum Corporation as of and for the year ended December 31, 2021.
99.2	Unaudited condensed consolidated financial statements of Abraxas Petroleum Corporation as of and for the nine months ended September 30, 2022.
99.3	Unaudited pro forma condensed combined financial information of Biglari Holdings Inc. and Abraxas Petroleum Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 30, 2022	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
		Name:	Bruce Lewis
		Title:	Controller